                                                                   EXHIBIT 10.39


THIS COMMON STOCK PURCHASE WARRANT AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS EITHER (I) SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OF 1933 AND REGISTERED OR QUALIFIED UNDER ANY OTHER APPLICABLE SECURITIES STATUTE, OR (II) SUCH SECURITIES MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY OTHER APPLICABLE SECURITIES STATUTE. THE CORPORATION MAY, IN ITS DISCRETION, REQUIRE DELIVERY OF AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT SUCH EXEMPTIONS ARE AVAILABLE FOR THE OFFER, SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THE SHARES REPRESENTED HEREBY.



                          COMMON STOCK PURCHASE WARRANT


                                  ______, 2003


         MigraTEC, Inc., a Delaware corporation (the "Corporation") does hereby certify and agree that, for good and valuable consideration (the existence, sufficiency and receipt of which are hereby acknowledged by the Corporation), _________________ (the "Holder") is entitled to purchase from the Corporation, during the term set forth in Section 1 hereof, up to an aggregate amount of _______ shares (the "Exercise Quantity") of duly authorized, validly issued, fully paid and non-assessable shares of common stock, par value $0.001 per share, of the Corporation ("Common Stock"), all upon the terms and provisions (and subject to adjustment of such Exercise Quantity) of this Common Stock Purchase Warrant (the "Warrant"). The exercise price per share of Common Stock for which this Warrant is exercisable shall be $0.01 (the "Exercise Price").


         1. Term of the Warrant. The term of this Warrant commences as of the date hereof, and shall expire at 5:00 P.M., Central time, on _____, 2008.


         2. Investment Representations.

         (a) The Holder has carefully reviewed and understands the risk of an investment in the Corporation; is able to bear the economic risk of an investment in this Warrant and the Warrant Securities (as defined herein); can withstand a complete loss of its investment in this Warrant and the Warrant Securities; can hold this Warrant and the Warrant Securities for an indefinite period of time;

and has the net worth to undertake these risks. The Holder believes that it, either alone or together with its advisors, has the knowledge and experience in business and financial matters that make it capable of evaluating the merits and risks of an investment in this Warrant and the Warrant Securities.

         (b) The Holder understands that an investment in this Warrant and the Warrant Securities is highly speculative. The Holder believes an investment in this Warrant and the Warrant Securities is suitable for it based upon its investment objectives and financial needs, and the Holder has no need for liquidity in its investment in this Warrant and the Warrant Securities.

         (c) This Warrant and the Warrant Securities are being acquired solely for the Holder's own account and not as a nominee for any other party and the Holder will not offer, sell or otherwise dispose of this Warrant or any Common Stock or any other securities of the Corporation that may at any time be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the "Act") or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Corporation, confirm in writing, in a form satisfactory to the Corporation, that the Common Stock or other securities so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

         (d) The Holder understands and acknowledges that (i) this Warrant and the Warrant Securities will, after issuance, be "restricted securities," as that term is defined in Rule 144 promulgated under the Act; (ii) this Warrant and the Warrant Securities are being offered and sold pursuant to an exemption from registration under the Act; and (iii) the transactions contemplated in this Warrant have not been reviewed or passed upon by any federal or state agency.

         (e) The Holder is an "accredited investor" as defined in Regulation D promulgated under the Act.

         (f) The Holder understands and acknowledges that the Corporation is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the suitability of the Holder to acquire this Warrant and the Warrant Securities and the Holder hereby consents to such reliance.

         3. Exercise of Warrant.

                  (a) This Warrant may be exercised by the Holder of this Warrant at any time during the term hereof, in whole or in part, from time to time (but not for fractional shares, unless this Warrant is exercised in whole), by presentation and surrender of this Warrant to the Corporation, together with the annexed Exercise Form duly completed and executed and payment in the aggregate amount equal to the Exercise Price multiplied by the number of shares of Common Stock being purchased. At the option of the Holder, payment of the Exercise Price may be made either by (i) certified check payable to the order of the Corporation, (ii) surrender of certificates then held representing, or deduction from the number of shares issuable upon exercise of this Warrant, of that number of shares which has an aggregate Fair Value on the date of exercise equal to the aggregate Exercise Price for all shares to be purchased pursuant to this Warrant, or (iii) by any combination of the foregoing methods. Within five (5) business days of the Corporation's receipt of this Warrant, the completed and signed Exercise Form and the requisite payment (if any), the Corporation shall issue and deliver (or cause to be delivered) to the exercising Holder stock certificates aggregating the number of shares of Common Stock purchasable or purchased from time to time under this Warrant (the "Warrant Securities") or acquirable or acquired upon any transfer of any such securities, together with all additional securities receivable or received in payment of dividends or distributions on or splits of those securities or receivable or received as a result of adjustments.

                  (b) "Fair Value" as of a particular date means the closing asked price of the Common Stock as reported on a national securities exchange or on the NASDAQ SmallCap, National Market System or OTC Bulletin Board Service (collectively, and as applicable, "NASDAQ") or, if a last asked quotation is not available for the Common Stock, the last sale price of the Common Stock as reported by NASDAQ, or if not so reported, as listed in the National Quotation Bureau, Inc.'s "Pink Sheets." If such quotations are unavailable, or with respect to other appropriate security, property, assets, business or entity, Fair Value shall mean the fair value of such item as determined by the Corporation's Board of Directors in its good faith judgment.

                  (c) In the event the Holder of this Warrant desires that any or all of the stock certificates to be issued upon the exercise hereof be registered in a name or names other than that of the Holder of this Warrant, the Holder must (i) so request in writing at the time of exercise if the transfer is not a registered transfer, and (ii) provide to the Corporation evidence reasonably satisfactory to the Corporation to the effect that the proposed transfer may be effected without registration under the Act.

                  (d) Upon the due exercise by the Holder of this Warrant, whether in whole or in part, the Holder (or any other person to whom a stock certificate is to be so issued) shall be deemed for all purposes to have become the Holder of record of the shares of Common Stock for which this Warrant has been so exercised, effective immediately prior to the close of business on the date this Warrant, the completed and signed Exercise Form and the requisite payment were duly delivered to the Corporation, irrespective of the date of actual delivery of certificates representing such shares of Common Stock so issued.

         4. Surrender of Warrant; Expenses.

                  (a) Whether in connection with the exercise, exchange or registration of transfer or replacement of this Warrant, surrender of this Warrant shall be made to the Corporation during normal business hours on a business day (unless the Corporation otherwise permits) at the executive offices of the Corporation or to such other office or duly authorized representative of the Corporation as from time to time may be designated by the Corporation by written notice given to the Holder of this Warrant.

                  (b) The Corporation shall pay all costs and expenses incurred in connection with the exercise, registration, exchange, transfer or replacement of this Warrant, including the costs of preparation, execution and delivery of warrants and stock certificates, and shall pay all taxes (other than any taxes measured by the income of any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, estate, unincorporated organization, joint venture, court or governmental or political subdivision or agency thereof (each being a "Person" other than the Corporation) and other charges imposed by law payable in connection with the transfer or replacement of this Warrant.

                  (c) The Corporation shall deliver or cause to be delivered to the Holder exercising this Warrant or any portion hereof certificates representing the shares of Common Stock issuable upon such exercise within five (5) business days of the surrender and delivery by the Holder to the Corporation of this Warrant and a duly completed Exercise Form and the requisite payment.

         5. Warrant Register; Exchange; Loss.

                  (a) The Corporation will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Corporation requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to the Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Corporation, the Corporation may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

                  (b) This Warrant may be exchanged for two or more warrants entitling the identical Holder hereof to purchase the same aggregate Exercise Quantity at the same Exercise Price per share and otherwise having the same terms and provisions as this Warrant. The identical Holder may request such an exchange by surrender of this Warrant to the Corporation, together with a written exchange request specifying the desired number of warrants and allocation of the Exercise Quantity purchasable under the existing Warrant.

                  (c) Upon receipt by the Corporation of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and (i) in the case of loss, theft or destruction, upon receipt by the Corporation of indemnity reasonably satisfactory to it, or (ii) in the case of mutilation, upon surrender and cancellation thereof, the Corporation, at its expense, will execute, register and deliver, in lieu thereof, a new certificate or instrument for (or covering the purchase of) this Warrant.

                  (d) The Corporation will not close its books against the transfer of this Warrant or any of the Warrant Securities in any manner which interferes with the timely exercise of this Warrant. The Corporation will from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal or less than the Exercise Price then in effect.

         6. Transfer of Warrant.

                  (a) This Warrant and the Warrant Securities may not be transferred or assigned without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Corporation, if such are requested or required by the Corporation). Subject to the provisions of this Warrant with respect to compliance with the Act, and applicable state securities laws, this Warrant and the Warrant Securities may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery of the same.

                  (b) A transfer may be registered with the Corporation by submission to it of this Warrant, together with the annexed Assignment Form duly completed and executed, and if the transfer is not a registered transfer, evidence reasonably satisfactory to the Corporation that such transfer is in compliance with federal and state securities laws. Within five (5) business days after the Corporation's receipt of this Warrant and the Assignment Form so completed and executed, the Corporation will issue and deliver to the transferee a new Warrant representing the portion of the Exercise Quantity transferred at the same Exercise Price per share and otherwise having the same terms and provisions as this Warrant, which the Corporation will register in the new Holder's name.

                  (c) On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant, the Corporation at its expense shall issue to, or on the order of, the Holder a new warrant or warrants of like tenor, in the name of the Holder, or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

                  (d) Compliance with Securities Laws and Legends. All Common Stock or any other securities of the Corporation that may at any time be issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

                           THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS EITHER (I) SUCH SHARES ARE REGISTERED UNDER THE SECURITIES ACT OF 1933 AND REGISTERED OR QUALIFIED UNDER ANY OTHER APPLICABLE SECURITIES STATUTE, OR (II) SUCH SHARES MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ANY OTHER APPLICABLE SECURITIES STATUTE. THE CORPORATION MAY, IN ITS DISCRETION, REQUIRE DELIVERY OF AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT SUCH EXEMPTIONS ARE AVAILABLE FOR THE OFFER, SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THE SHARES REPRESENTED HEREBY.

         7. Registration Rights. The Holder shall be entitled to piggyback registration rights with respect to the Warrant Securities in connection with either (i) the Corporation's registration statement on Form SB-2 (File no. 333-104797), which also constitutes a post-effective amendment to the Corporation's registration statement on Form SB-2 (File no. 333-44946), or (ii) the first post-effective amendment to the Corporation's registration statement on Form SB-2 (File no. 333-44946) filed by the Corporation with the Securities and Exchange Commission after the date hereof.

         8. Rights and Obligations of the Corporation and the Holder. This Warrant shall not entitle its Holder to any rights of a stockholder in the Corporation (other than as provided herein).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized representative as of the date first above written.

                                    MIGRATEC, INC.



                                    By:
                                           -------------------------------------
                                           T. Ulrich Brechbuhl
                                           President and Chief Executive Officer

                                 MigraTEC, Inc.
                                 EXERCISE FORM

MigraTEC, Inc.  (the "Corporation")

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, ______ shares of common stock of the Corporation (the "Warrant Securities"), and requests that certificates for the Warrant Securities be issued in the name of:


       -------------------------------------------------------------------
         (Please print or Type Name, Address and Social Security Number)

       -------------------------------------------------------------------


       -------------------------------------------------------------------

and, if said number of shares of Warrant Securities shall not be all the Warrant Securities purchasable hereunder, that a new Warrant Certificate for the balance of the Warrant Securities purchasable under the within Warrant Certificate be registered in the name of the undersigned Holder or his Assignee as below indicated and delivered to the address stated below.

Dated:
      ------------------------------

Name of Holder
or Assignee:
                  ----------------------------
                         (Please Print)

Address:
                  ----------------------------

                  ----------------------------

Signature:
                  ----------------------------


Note: The above signature must correspond with the name as it appears upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever, unless these Warrants have been assigned.

                                 MigraTEC, Inc.
                                   ASSIGNMENT
                 (To be signed only upon assignment of Warrants)

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the right to purchase ______ shares of common stock represented by the within Warrant Certificate unto, and requests that a certificate for such Warrant be issued in the name of:


       -------------------------------------------------------------------
         (Please print or Type Name, Address and Social Security Number)

       -------------------------------------------------------------------


       -------------------------------------------------------------------

The undersigned hereby irrevocably constitutes and appoints ________________________ Attorney to transfer said Warrant on the books of the Corporation, with full power of substitution in the premises and, if said number of shares of common stock shall not be all of the common stock purchasable under the within Warrant Certificate, that a new Warrant Certificate for the balance of the common stock purchasable under the within Warrant Certificate be registered in the name of the undersigned Holder and delivered to the Holder's address as then set forth on the Corporation's books.

Dated:
      ------------------------------      --------------------------------------
                                          Signature of Registered Holder

Note: The above signature must correspond with the name as it appears upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.